UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Resource Capital Corp.
(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

717 Fifth Avenue New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 212-621-3210

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On May 3, 2018, Resource Capital Corp. (the "Company") issued a press release regarding its operating results for the three months ended March 31, 2018. A copy of this press release is furnished with this report as Exhibit 99.1. The information in this Current Report, including the exhibit hereto, is to be considered "furnished" pursuant to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act").
ITEM 7.01.     Regulation FD Disclosure.
On May 3, 2018, the Company, as part of the press release referenced above, announced its intention to change the Company's name from "Resource Capital Corp." to "Exantas Capital Corp." and the Company's trading symbols on the New York Stock Exchange from "RSO" to "XAN" for shares of the Company's common stock, and from "RSO PrC" to "XAN PrC" for shares of the Company's 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock. The name change will be effective at 5:00 p.m. (Eastern Daylight Time) on May 25, 2018 (the "Effective Time").
Following the Effective Time, the new CUSIP number for the Company's common stock will be 30068N105 and the new CUSIP number for the Company's 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock will be 30068N402.
A copy of the press release is attached hereto as Exhibit 99.1 and is to be considered "furnished" pursuant to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "trend," "will," "continue," "expect," "intend," "anticipate," "estimate," "believe," "look forward" or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results include, but are not limited to, those discussed under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition" in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.
ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
EX 99.1	Press Release

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.
Date:	May 3, 2018	/s/ David J. Bryant
David J. Bryant Chief Financial Officer